SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                 ------------



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934




                        Date of Report  October 21, 1996
                                        ----------------



UNITED  COMPANIES  LIFE  INSURANCE  COMPANY
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(EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


                                   33-91358
                                   33-91362
                                   33-95968
           LOUISIANA               33-95778                   72-0475131
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(State  or  other  jurisdiction  (Commission                (IRS Employer
       of  incorporation)        File Number)              Identification No.)


8545  United  Plaza  Boulevard,  Baton  Rouge,  LA                  70809-2251
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(Address of principal executive offices)                           (Zip  Code)

Registrant's  telephone  number,  including  area  code      504/924-6007
                                                             ------------


                                Not Applicable
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        (Former name or former address, if changes since last report.)

Item  4.    Change  in  Registrant's  Certifying  Accountants.


     As previously reported on Form 8-K on August 13, 1996, Pacific Life and Accident Insurance Company, a wholly-owned subsidiary of PennCorp Financial Group, Inc. ("PennCorp"), acquired 100% of the outstanding stock of United Companies Life Insurance Company ("UCLIC"), a wholly-owned subsidiary of United Companies Financial Corporation ("UCFC"), pursuant to an Amended and Restated Stock Purchase Agreement dated as of July 24, 1996.

     As a result of the transaction described above, UCLIC's Board of Directors has approved the engagement of KPMG Peat Marwick LLP as its certifying accountants effective October 17, 1996. KPMG Peat Marwick currently serves PennCorp and its subsidiaries as its certifying accountants.

     UCLIC previously utilized the services of Deloitte and Touche LLP, the certifying accountants used by its former parent, UCFC. The UCLIC audit reports issued by Deloitte and Touche LLP expressed unqualified opinions. There were no disagreements concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which led to this decision.

     Accompanying this Form 8-K is an acknowledgment letter from Deloitte and Touche LLP.





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         UNITED  COMPANIES  LIFE  INSURANCE  CORPORATION
                         -----------------------------------------------
                                          (Registrant)

Date:  October  21, 1996    By:  /s/ Robert B. Thomas, Jr.
       -----------------       -----------------------------------------------
                               Robert  B.  Thomas, Jr., Chairman and President





















DELOITTE  &  TOUCHE  LLP
BATON  ROUGE,  LA




October  17,  1996



Mr.  Robert  B.  Thomas,  Jr.
Chairman  and  President
United  Companies  Life  Insurance  Company
Baton  Rouge,  Louisiana

Dear  Mr.  Thomas:

This is to confirm that the client-auditor relationship between United Companies Life Insurance Company (Commission File No. 33-91362, No. 33-91358, No. 33-95968, and No. 33-95778) and Deloitte & Touche LLP has ceased.

Yours  truly,


/s/  Deloitte  &  Touche  LLP


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     Washington,  D.C.    20549